SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 10, 2011
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 7

Item 5.07. Submission of Matters to a Vote of Security Holders.
     At the Annual Meeting of Stockholders of Forrester Research, Inc. (the “Company”) held on May 10, 2011 (the “Annual Meeting”), the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.
Proposal 1 — The election of three nominees to the Company’s Board of Directors as Class I Directors.
     The three nominees named in the definitive proxy statement were elected to serve as directors until the 2014 annual meeting of stockholders. Information as to the vote on each director standing for election is provided below:

	Votes	Votes	Broker
Nominee	For	Withheld	Non-Votes
George F. Colony	21,314,231	171,921	424,552
Michael H. Welles	21,400,440	85,712	424,552
Charles B. Rutstein	21,423,562	62,590	424,552
Proposal 2 — The ratification of the selection of Pricewaterhouse Coopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
21,875,366	32,146	3,192	0
Proposal 3 — Approval, by non-binding vote, of Forrester Research, Inc. executive compensation.

     The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
20,337,982	110,700	1,037,470	424,552
Proposal 4 — To recommend, by non-binding vote, the frequency of executive compensation non-binding votes.
     A majority of the votes cast with respect to this matter were in favor of an annual vote, consistent with the recommendation of the Board of Directors for an annual vote.

3 years	2 years	1 year	Abstain	Broker Non-Votes
1,055,994	2,887	19,384,227	1,043,044	424,552
ITEM 7.01. Regulation FD Disclosure.
     The information contained in Item 7.01 of this current report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this Item 7.01 shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On April 28, 2011, Forrester Research, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2011. The press release included our guidance with respect to financial results for the second quarter and full year 2011. Forrester is amending its guidance as provided below to give effect to the acquisition of the Asia Pacific-based Springboard research business referenced in Item 8.01 below.
     Second-Quarter 2011 (GAAP):
•	Total revenues of approximately $71.5 million to $74.5 million.

•	Operating margin of approximately 8.5% to 10.5%.

•	Other income, net of $100,000.

•	An effective tax rate of 40%.

•	Diluted earnings per share of approximately $0.17 to $0.21.
     Second-Quarter 2011 (Pro Forma):
Pro forma financial guidance for the second quarter of 2011 excludes stock-based compensation expense of $1.1 million to $1.3 million, amortization of acquisition-related intangible assets of approximately $0.6 million to $0.8 million, duplicate lease costs of approximately $1.5 million, acquisition and integration costs of approximately $0.4 million to $0.6 million, and any investment gains or losses.

•	Pro forma operating margin of approximately 13.5% to 15.5%.

•	Pro forma effective tax rate of 40%.

•	Pro forma diluted earnings per share of approximately $0.27 to $0.31.
     Our full-year 2011 guidance is as follows:
     Full-Year 2011 (GAAP):
•	Total revenues of approximately $285 million to $291 million.

•	Operating margin of approximately 11.0% to 12.0%.

•	Other income of approximately $0.5 million.

•	An effective tax rate of 40%.

•	Diluted earnings per share of approximately $0.87 to $.93
     Full-Year 2011 (Pro Forma):
     Pro forma financial guidance for full-year 2011 excludes stock-based compensation expense of $5.0 million to $5.5 million, amortization of acquisition-related intangible assets of $2.9 million to $3.3 million, duplicate lease costs of approximately $3.5 million, acquisition and integration costs of $1.1 million to $1.3 million, and any investment gains or losses.
•	Pro forma operating margin of approximately 15.5% to 16.5%.

•	Pro forma effective tax rate of 40%.

•	Pro forma diluted earnings per share of approximately $1.18 to $1.24
     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Forrester uses pro forma financial information to manage its business, including use of pro forma financial results as the basis for setting targets for various compensation programs. Our pro forma presentation excludes the following, as well as their related tax effects:
     Amortization of intangibles—we exclude the effect of the amortization of intangibles from our pro forma results in order to more consistently present our ongoing results of operations.
     Gains and losses from investments—we have consistently excluded both gains and losses related to our investments in non-marketable securities and sales of marketable securities from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     Stock-based compensation expense—we exclude stock-based compensation from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.

     Acquisition and integration related costs and credits are not included in our pro forma results in order to more consistently present our ongoing results of operations.
     Duplicate lease costs represent costs for replacement facilities for the period of time prior to the Company utilizing the new facility for operations. Duplicate lease costs are excluded from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.

ITEM 8.01	Other Events.
     On May 12, 2011, the Company announced the acquisition of the Asia Pacific-based Springboard research business.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
99.1 Press Release dated May 12, 2011 with respect to the acquisition of the Springboard research business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ Michael A. Doyle
	Name:	Michael A. Doyle
	Title:	Chief Financial Officer and Treasurer

Date: May 12, 2011

Exhibit Index

Exhibit	Description	Page

99.1	Press Release dated May 12, 2011	xx